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                                                             Exhibit 13

                              UNION COMMUNICATIONS
                        A California Limited Partnership
                   2000 Pasadena Avenue, Los Angeles, CA 90031
                 Telephone: 213-223-1114 Facsimile: 213-221-4047



                                PROMISSORY NOTE

$280,000.00                                          Los Angeles, California
                                                     March 10, 1997

FOR VALUE RECEIVED, PIONEER VENTURE FUND ("Borrower"), hereby promises to pay, to Union Communications Company ("Lender"), ON DEMAND, the sum of TWO HUNDRED EIGHTY THOUSAND ($280,000.00), with accrued interest at the rate of Seven percent (7%), per annum on unpaid balance. All interest shall be computed for the actual number of days elapsed on the basis of a year consisting 360 days.

The undersigned shall have the right the prepay without penalty.

In the event of default, the undersigned agrees to pay all reasonable fees and cost of collection.

Maker, surety, guarantor or endorser of this note waives presentation of payment, notice of nonpayment, protest and notices of protest and agrees to all extensions, renewals, or release, discharge or exchange of any other party of collateral notice.

IN WITNESS HEREOF, Borrower has executed and delivers this Note as of the day and year first above written.



                                                /s/ Benjamin Nazarian
                                                 PIONEER VENTURE FUND